INCOME TAXES	12 Months Ended
Dec. 31, 2021
Income Taxes [Abstract]
INCOME TAXES	INCOME TAXES
The major components of income tax expense for the years ended December 31, 2021 and 2020 are set out below:

FOR THE YEARS ENDED DEC. 31 (MILLIONS)	2021	2020
Current income tax expense	$1,114	$756
Deferred income tax expense / (recovery)
Origination and reversal of temporary differences	1,044	(103)
(Recovery) / expense arising from previously unrecognized tax assets	(251)	2
Change of tax rates and new legislation	417	182
Total deferred income tax expense	1,210	81
Income tax expense	$2,324	$837
The company’s Canadian domestic statutory income tax rate has remained consistent at 26% throughout both of 2021 and 2020. The company’s effective income tax rate is different from the company’s domestic statutory income tax rate due to the following differences set out below:

FOR THE YEARS ENDED DEC. 31	2021	2020
Statutory income tax rate	26%	26%
Increase (reduction) in rate resulting from:
Change in tax rates and new legislation	3	12
International operations subject to different tax rates	(1)	52
Taxable income attributable to non-controlling interests	(10)	(31)
Portion of gains subject to different tax rates	(3)	(10)
Recognition of deferred tax assets	(2)	(10)
Non-recognition of the benefit of current year’s tax losses	2	8
Other	1	7
Effective income tax rate	16%	54%
Deferred income tax assets and liabilities as at December 31, 2021 and 2020 relate to the following:

AS AT DEC. 31 (MILLIONS)	2021	2020
Non-capital losses (Canada)	$1,339	$916
Capital losses (Canada)	53	48
Losses (U.S.)	3,561	3,338
Losses (International)	1,474	1,415
Difference in basis	(23,415)	(18,292)
Total net deferred tax liabilities	$(16,988)	$(12,575)
The aggregate amount of temporary differences associated with investments in subsidiaries for which deferred tax liabilities have not been recognized as at December 31, 2021 is approximately $9 billion (2020 – approximately $5 billion).
The company regularly assesses the status of open tax examinations and its historical tax filing positions for the potential for adverse outcomes to determine the adequacy of the provision for income and other taxes. The company believes that it has adequately provided for any tax adjustments that are more likely than not to occur as a result of ongoing tax examinations or historical filing positions.
The dividend payment on certain preferred shares of the company results in the payment of cash taxes in Canada and the company obtaining a deduction based on the amount of these taxes.
The following table details the expiry date, if applicable, of the unrecognized deferred tax assets:

AS AT DEC. 31 (MILLIONS)	2021	2020
One year from reporting date	$8	$4
Two years from reporting date	30	20
Three years from reporting date	15	20
After three years from reporting date	487	465
Do not expire	1,891	1,473
Total	$2,431	$1,982
The components of the income taxes in other comprehensive income for the years ended December 31, 2021 and 2020 are set out below:

FOR THE YEARS ENDED DEC. 31 (MILLIONS)	2021	2020
Revaluation of property, plant and equipment	$1,549	$1,214
Financial contracts and power sale agreements	89	(59)
Fair value through OCI securities	83	74
Foreign currency translation	(21)	37
Revaluation of pension obligation	71	(40)
Total deferred tax in other comprehensive income	$1,771	$1,226